bankmobile
A REVOLUTIONARY WAY TO BANK
LIVE FREE. BANK FREE
bankmobile

Customers Bancorp, Inc.

Customers Bank

bankmobile
A Division Of Customers Bank

Highly Focused, Low Risk, Above Average Growth
Bank Holding Company
Analyst Day Presentation
January 7, 2015
NYSE: CUBI

Forward-Looking Statements
This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:
•changes in the external competitive market factors that might impact our results of operations;
•changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
•changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
•our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
•the timing of acquisition or investment transactions;
•constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
•the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
•local, regional and national economic conditions and events and the impact they may have on us and our customers;
•ability to attract deposits and other sources of liquidity;
•changes in the financial performance and/or condition of our borrowers;
•changes in the level of non-performing and classified assets and charge-offs;
•changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
•the integration of the Bank’s recent FDIC-assisted acquisitions may present unforeseen challenges;
•inflation, interest rate, securities market and monetary fluctuations;
•the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
•changes in consumer spending, borrowing and saving habits;
•technological changes;
•the ability to increase market share and control expenses;

Forward-Looking Statements
• continued volatility in the credit and equity markets and its effect on the general economy;
• the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company
 Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
• the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
• material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
• revenues following any merger being lower than expected;
• deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
      These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents.
 We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.
      This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.
      Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the
 Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of
 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the
 Company.

Forward-Looking Statements
This presentation also includes estimated guidance regarding our fully diluted earnings per share for the years 2014 and 2015, which we have previously disclosed and is subject to the assumptions and qualifications included in that previous disclosure. The guidance consists solely of estimates prepared by management based on currently available information and assumptions of future performance of the company and the general economy.  Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the guidance and, accordingly, does not express an opinion or any other form of assurance with respect to this data.  Our actual results may differ from the guidance, and any such differences could be material.  Accordingly, undue reliance should not be placed on this information. The factors discussed above should be considered and evaluated with respect to our guidance.

Agenda
1. Business Strategy
 • Banking Industry Overview
 • Customers Bancorp, Inc. - It’s Strategy
 • Customers Bank - High Touch Supported with High Tech for
 Businesses
 • BankMobile - High Tech with High Touch like features for
 Consumers
2. Shareholder Value Creation Model
3. Our Performance over the Past Five Years
4. Risk Management
 • Credit Risk Management Process and Results
 • CRA, Fair and Responsible Banking Risk Management Update
5. Financial Performance Model
 • Strong revenue generation, strong credit, low efficiency ratio and sustainable profitability in all interest rate environments
 • Our financial targets for Q4 2014, 2015 & beyond
6. Bank Mobile
7. Questions & Answers

Current Banking Environment and
How We are Positioned

What We See as The Role of CEO and Board …
Especially in this Environment
1. Absolute clarity of your vision, strategy, goals and tactics;
 there must be absolute alignment between board and
 management
2. Become a master of your internal environment
 ▪ Our authentic internal assessment of strengths,
 weaknesses and opportunities
3. Be a master of your external environment
 ▪ What is happening with customer trends, technology,
 competition, economy, regulatory environment, etc. -
 How does this impact us?
4. Highest level of integrity and fairness in all we do
5. Passion for continuous improvement

Banking Industry Trends……
How Do We Deal with These Issues
Impediments to Growth
External Forces
• Role of traditional bank branches
 changing very rapidly
• Mobile banking fastest growing channel
• Banks of all sizes revisiting their
 business strategies, revenue generation
 models and cost structures
• Technology & customer needs, desires
 and style changing rapidly
• Traditional CRE lending very difficult to do
• Very little consumer loan growth;
 headwinds for consumer credit quality
• Growth exists only at niche players
• Mortgage banking revenues are
 extremely volatile
• Pressure to reduce or eliminate Overdraft
 and other nuisance fees by CFPB
• Regulators have no appreciation or
 incentive to see banks grow profitability
Business Issues
Shareholder Expectations
• Start bank and sell at 2 to 3x book no
 longer an option - what do shareholders of
 small privately held banks do?
• Equity markets not available to small
 banks
• Banks need to earn 10% or more ROE if
 they want to remain independent
• Consistent ROE of 12% or greater and
 ROA of 1% or greater being rewarded well
 by market
• Slow economic growth
• Low good quality consumer and business
 loan demand
• Pressure continues on margin. Days of
 3.5%-4.0% margin are gone. Banks need
 to reduce efficiency ratios
• Difficult to attract good talent
• Very difficult and inconsistent regulatory
 environment
• Shareholders want 10%+ ROE, consistent
 quality growth and strong risk
 management infrastructure
Issues facing
Boards &
CEO’s
What is our unique strategy
for revenue and profitable
growth
How do we attract and retain
best talent?
How do we take advantage of
technology?
How do we deal with growing
compliance burden?
How do we manage our risks
better than peers?
How do we lower our
efficiency ratios?

Our Approach to Developing a Winning Business Model
1. Must focus on both “Relationship” or “High Touch” banking combined with
 “Highly Efficient” or “High Tech”. Strategy should be unique as to not be copied easily
2. Attract and retain best high quality talent. Business Bankers / Relationship
 Bankers with approximately 15 years+ experience who bring a book of business with them
3. Compensate leaders based upon profitability with both cash and equity
4. Never deviate from following critical success factors
 • Only focus on very strong credit quality niches
 • Have very strong risk management culture
 • Have significantly lower efficiency ratio than peers to deliver sustainable strong profitability and growth with lower margin and lower risk profile
 • Always attract and retain top quality talent
 • Culture of innovation and continuous improvement

Customers Bancorp, Inc.

1. Customers Bank

2. Unique digital banking, branchless or very branch lite model for consumer banking
   - bankmobile A Division Of Customers Bank - “High Tech” digital mobile bank with “High Touch” like features

Our Model
 • A business bank with a unique strategy
 • Attraction and retention of top quality talent
 • Unique Model
 • “Very Branch Lite” business model with “High Touch Supported with High Tech”
 • Highly Efficient
 • Focuses only on high quality, growth oriented, although somewhat lower margin business
 • Strong risk management with low efficiency ratio, driving higher profitability, ROE and growth

Customers Bancorp, Inc.

- Higher profitability / consistent earnings

usbancorp

STATE STREET

WELLS FARGO

- Product dominance

Capital One

Signature

First Republic Bank

Texas Capital Bank

Customers Bank

BB&T

PNC

M&T Bank

City National Bank The way up.

▪ Innovator / disruptor / not
 branch dependent
▪ Differentiated / Unique model
▪ Technology savvy
Our Thesis on Current
U.S. Banking Environment
Credit Improving - Though Banks Face a Number of Operational Headwinds
▪ Credit Improving
▪ Quality Asset Generation Remains A Challenge
 ▶ Banks are starved for interest-earning assets and exploring new asset classes, competing on price and looking into specialty finance business / lending
▪ NIM Compression
 ▶ Low rate environment for the foreseeable future will continue to compress NIM
 ▶ Many institutions wither betting on rates or otherwise taking excessive interest rate risk
 ▶ Industry NIM continues to decline
 ▶ Down about 100 bps since 1995
 ▶ Low interest rate environment, competitive pressures likely to prevent return to historical levels
▪ Operational leverage
 ▶ Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costs
 ▶ Regulatory pressure expected to stay robust
▪ New Strategies
 ▶ Yesterdays strategies may not be appropriate tomorrow
Critical to Have a Winning Business Model
▪ Heavy branch based delivery
 system
▪ Strong credit quality
▪ Core deposits
▪ Dependent on OD fees
▪ Expense management
Traditional Banks
▪ Diversified revenue sources
▪ Cross sell strength
▪ Capital efficiency
Fee Income Leaders
Relationship & Innovative
Banks
Source: SNL Financial.
1Includes data for top 50 U.S. banks by assets.

Customers Bank
Executing On Our Unique High Performing
Banking Model
Top Line Growth in 2013 & 2012

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	39	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	47	EVP, Commercial Middle Market, Regional President and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	34	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Regional Chief Lending Officer	38	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	23	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	31	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone / M&T Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	38	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank / M&T Bank
Christopher McGowan	EVP, Managing Director Multi-Family Lending	16	SVP & Director of Originations for Capital One / Beech Street Capital, Peoples United Bank and Santander / Sovereign Real Estate Capital
Glenn Hedde	EVP, President Banking for Mortgage Companies	28	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Community Banking	35	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
James Collins	EVP, Chief Administrative Officer	24	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	37	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, President Special Assets Group	28	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
Glenn Yeager	EVP, General Counsel	37	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Chief Risk Officer	39	Chief Auditor at Sovereign Bank
William Woolworth III	SVP Chief Auditor	27	Various positions at other financial services companies including Chief Risk Officer, Internal Audit Director, and Chief Compliance Officer

Our Competitive Advantage: A Highly Experienced Management Team

Disciplined Model for Increasing Shareholder Value
▪ Strong organic revenue growth + scalable infrastructure =
 sustainable double digit EPS growth and increased shareholder value
▪ A very robust risk management driven business strategy
▪ Build tangible book value per share each quarter via earnings
▪ Any book value dilution from any acquisitions must be overcome within 1-2 years; otherwise stick with organic growth strategy
▪ Superior execution through proven management team
Disciplined Model for Superior Shareholder Value Creation

Customers Bancorp, Inc.

Boston
Providence
Manhattan
Customers Bank Branches
Loan Production Offices

Current Company Overview
Source: SNL Financial and Company data.
Note: Branch proposed in northeastern Philadelphia
~$6.5 bn Business Bank with 19 sales offices with
target market from Boston to Philadelphia
Operating in key Mid-Atlantic and Northeast
markets
 ▪ Greater New York City area (Westchester County
 Manhattan & Long Island)
 ▪ Philadelphia area (Bucks, Berks, Chester, Delaware
 and Philadelphia Counties in southeastern
 Pennsylvania and Greater Princeton area in New
 Jersey)
 ▪ Greater Boston area (Boston and Providence)
“High-touch, supported with high-tech” value
proposition
 ▪ Very experienced teams using “Single Point of
 Contact” model
 ▪ Provides exceptional customer service supported by
 state-of-the-art technology support
 ▪ Incentive compensation plans based upon P&L by
 teams
Branches and Loan Production Offices

Investment Proposition
Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets
 ▪ $6.5 billion asset bank with only 14 branches and 5 sales offices
 ▪ Well capitalized at 11.2% total risk based capital, 7.1% tier 1 leverage, and 6.5% tangible equity to tangible assets
 ▪ Target market from Boston to Philadelphia along Interstate 95
Strong Profitability & Growth
 ▪ Q3 2014 earnings up 41% over 3Q 2013 with an ROA of .80% and an ROE of 11%
 ▪ YTD through September 2014 net income of $30.0 million up 26.8% over same period last year
 ▪ ROA goal of 1% + and ROE of 12% + within 2-3 years
 ▪ DDA and total deposits compounded annual growth of 100% and 73% respectively since 2009
 ▪ Customers operating efficiencies offset tighter margins and generate sustainable profitability
Strong Credit Quality With Better Than Industry Efficiency Ratio
 ▪ 0.25% non-performing loans (0.05% NPLs on $3.6 billion of loans originated after 2009)
 ▪ No charge-offs on loans originated after 2009
 ▪ Total reserves to non-performing loans of 246.4%
 ▪ Q3 2014 margin was 2.79% and efficiency ratio was 54% - Efficiency ratio will be in the 40’s within 36 months
Attractive Valuation
 ▪ Current share price (18.86)(1) is 12.3x estimated 2014 earnings, and 9.6x estimated 2015 earnings
 ▪ Price/tangible book only 1.0x estimated for 2015 tangible book value
 ▪ Peers, by size, trading at 14x LTM earnings and 1.7x price/tangible book; Peers with unique models trading at much higher multiples
(1) Share price as of January 5, 2015

Customers Bancorp, Inc.

Phase I Acquired Bank Platform	Phase II Built Strong Foundation	Phase III Leveraging Infrastructure	Phase IV Innovation & Execution

Execution Timeline
▪ We invested in and
 took control of a $270
 million asset
 Customers Bank (FKA
 New Century Bank)
▪ Identified existing
 credit problems,
 adequately reserved
 and recapitalized the
 bank
▪ Actively worked out
 very extensive loan
 problems
▪ Recruited experienced
 management team
▪ Enhanced credit and risk
 management
▪ Developed infrastructure
 for organic growth
▪ Built out warehouse
 lending platform and
 doubled deposit and loan
 portfolio
▪ Completed 3 small
 acquisitions:
 – ISN Bank (FDIC-
 assisted) ~ $70 mm
 – USA Bank (FDIC-
 assisted) ~ $170 mm
 – Berkshire Bancorp
 (Whole bank) ~ $85
 mm
▪ Recruited proven lending
 teams
▪ Built out Commercial and
 Multi-family lending
 platforms
▪ De Novo expansion;4-6
 sales offices or teams
 added each year
▪ Continue to show strong
 loan and deposit growth
▪ Built a “branch lite” high
 growth Community Bank
 and model for future
 growth
▪ Goals to ~12%+ ROE;
 ~1% ROA
2009
Assets: $350M
Equity: $22M
2010-2011
Assets: $2.1B
Equity: $148M
2012-2013
Assets: $4.2B
Equity: $400M
3Q 2014
Assets: $6.5B
Equity: $426M
▪ Single Point of Contact
 Private Banking model
 executed - commercial
 focus
▪ Introduce bankmobile -
 banking of the future
 for consumers
▪ Continue to show
 strong loan and
 deposit growth
▪ ~12%+ ROE; ~1%
 ROA expected within
 36 months
▪ ~$6.5+ billion asset
 bank by end of 2014
▪ ~$9 billion asset bank
 by end of 2019

Banking Strategy
Business Banking Focus - ~95% of revenues come from business
 • Loan and deposit business through these segments:
 • Banking Privately Held Businesses
 • Banking High Net Worth Families
 • Banking Mortgage Companies
All Consumer
Products
All Business
Products
All Non-Credit
Products
Client
Makes
One Call
Client
Private /
Personal
Bankers
Concierge
Bankers
Single Point of Contact
High Touch / High Tech

Deposit Strategy - High Touch, High Tech
 ▪ Implementation of
 technology suite
 allows for unique
 product offerings:
 ▪ Remote account
 opening &
 deposit capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM
 deployment in
 U.S.
Cost of Funds + Branch Operating Expense - Fees = ALL-IN-Cost < Competitors
CUBI All-in cost of 1.75% is less than competitors all-in cost over the long-term

 Technology
 ▪ Low cost banking
 model allows for
 more pricing
 flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Pricing
 ▪ Experienced
 bankers who own a
 portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment
 banking approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 Concierge Banking

Customers Bancorp, Inc.

CAGR: 73%
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$771
$2,031
1,482
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
CD's
Money Market & Savings
DDA

CAGR: 100%
$750
$600
$450
$300
$150
$0
$10
$18
$15
$77
$34
$124
$42
$251
$57
$500
$66
$678
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
Non Interest Bearing DDA
Interest Bearing DDA

Cost of Deposits

CAGR: -22%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
2.10%
1.71%
1.19%
0.87%
0.70%
0.63%
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

Total Deposits per Branch ($mm)

CAGR: 44%
$200
$150
$100
$50
$0
$35
$97
$112
$129
$152
$201
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

Results of Deposit Growth: Organic Growth with Controlled Costs
Source: Company data.
Total Deposit Growth ($mm)
Average DDA Growth ($mm)
Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

Customers Bancorp, Inc.

Loan Growth
CAGR: 98%
5,000
2,500
0
$180
$166
$342
$386
$192
$446
$794
$292
$362
$498
$163
$1,449
$319
$1,060
$763
$325
$745
$448
$2,159
$1,099
$538
$1,261
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
Consumer & Residential
Multi Family loans
Commercial C&I & Owner Occupied CRE
Non-Owner Occupied CRE
Warehouse loans

Loan Product Mix as of September 2014
Consumer & Residential 8%
Warehouse loans 23%
Non-Owner Occupied CRE 10%
Commercial C&I & Owner Occupied CRE 20%
Multi Family loans 39%

Customers Bank Advantage
Loan Portfolio Mix ($mm)
 High Growth with Strong Credit Quality
 ▪Continuous recruitment of high quality teams
 ▪Centralized credit committee approval for all loans
 ▪Loans are stress tested for higher rates and a slower economy
 ▪No losses on loans originated since new management team took over
 ▪Creation of solid foundation for future earnings
Source: Company documents.

Customers Bancorp, Inc.

C&I / Owner Occupied CRE Loan and Deposit Growth ($mm)
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
CAGR: 37%
$341.9
$446.1
$498.5
$763.1
$164.5
$1,099.1
$942.7
2010
2011
2012
2013
Q3 2014
Loans
Deposits

C&I & Owner Occupied CRE Banking Strategy
 Private & Commercial Banking
 ▪Target companies with up to $100 million
 annual revenues
 ▪Very experienced teams
 ▪Single point of contact
 ▪NE, NY, PA & NJ markets
 Small Business
 ▪Target companies with less than $5.0 million
 annual revenue
 ▪Principally SBA loans originated by small
 business relationship managers or branch
 network
 ▪Current focus PA & NJ markets. Expanding
 to National Markets
 Banking Privately Held Business
Source: Company documents.

Customers Bancorp, Inc.

2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$2,158.9
$1,060.0
$38.4
$120.4
2010
2011
2012
2013
Q3 2014
Loans
Deposits

Multi-Family Banking Strategy
 Banking High Net Worth Families
 Multi-Family Loan and Deposit Growth ($mm)
 ▪ Focus on families that have income
 producing real estate in their portfolios
 ▪ Private banking approach
 ▪ Focus Markets: New York & Philadelphia
 MSAs
 ▪ Average Loan Size: $4.0 - $7.0 million
 ▪ Remote banking for deposits and other
 relationship based loans
 ▪ Portfolio grown organically from a start up
 with very experienced teams hired in the
 past 3 years
 ▪ Strong credit quality niche
 ▪ Interest rate risk managed actively
Source: Company documents.

Customers Bancorp, Inc.

Mortgage Warehouse Banking Loan and Deposit Growth ($mm)

1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
100.0
(100.0)
$386.1
$30.3
$794.3
$46.4
$1,449.5
$113.1
$745.4
$80.8
$1,261.3
$98.6
2010
2011
2012
2013
Q3 2014
Warehouse Loans
Deposits

Mortgage Warehouse Banking Strategy
 ▪Private banking focused on mortgage
 companies with $5 to $10 million equity
 ▪Very strong credit quality relationship
 business with good fee income and deposits
 ▪~75 strong warehouse clients
 ▪All outstanding loans are variable rate and
 classified as held for sale
 ▪All deposits are non-interest bearing DDA’s
 ▪Balances rebounding from 2013 low and
 expected to stay at this level
 Banking Mortgage Companies
Source: Company documents.

Customers Bancorp, Inc.

3Q '14 vs. 3Q '13
Growth
42%
CAGR: 89% (2)
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$8.2
$24.7
$50.3
$101.0
$126.6
$126.3
Q4 $35.6
Q3 $31.9
Q2 $31.7
Q1 $27.4
Q3 $45.3
Q2 $43.8
Q1 $37.1
2009
2010
2011
2012
2013
YTD 2014

3Q '14 vs. 3Q '13
Growth
48%
CAGR: 88% (2)
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$7.2
$19.4
$39.0
$72.1
$103.9
$106.9
Q4 $27.9
Q3 $27.2
Q2 $26.1
Q1 $22.6
Q3 $40.2
Q2 $36.9
Q1 $29.8
2009
2010
2011
2012
2013
YTD 2014

3Q '14 vs. 3Q '13
Growth 41%
CAGR:
130% from
2011
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
($15.0)
($13.2)
($11.8)
$4.0
$23.8
$32.7
$30.0
Q4 $9.0
Q3 $8.3
Q2 $8.2
Q1 $7.2
Q3 $11.7
Q2 $10.2
Q1 $8.1
2009
2010
2011
2012
2013
YTD 2014

These Deposit and Lending Strategies Results in Disciplined & Profitable Growth
Core Revenue ($mm)
Core Net Income ($mm) (1)
Source: SNL Financial and Company data.
(1)Core income is net income before extraordinary items.
(2)CAGR calculated from Dec-09 to Sep-14 (annualized).
Net Interest Income ($mm)
• Strategy execution has produced superior growth in revenues and earnings

Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.80%
0.85%
0.97%
1.00%
0.80%
0.93%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.8%
8.4%
8.2%
12.0%
11.0%
8.3%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

80%
60%
40%
20%
0%
71%
68%
66%
45%
53.0%
66%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.39%
1.15%
1.10%
0.75%
.49%
1.08%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

Return on Average Equity
Efficiency Ratio
NPAs / Total Assets
Return on Average Assets
Source: SNL Financial on an LTM basis as of 4Q2013
Note: NPA’s include FDIC covered loans
Customers Bancorp; A Stronger Performer

Customers Bancorp, Inc.

CAGR: 15%
$16.00
$14.00
$12.00
$10.00
$8.00
$8.78
$11.38
$11.54
$13.09
$14.37
$15.79
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

	Q4 2013	Q1 2014	Q2 2014	Q3 2014
ROA	0.9%	0.8%	0.8%	0.8%
ROE	9.1%	8.4%	10.0%	11.0%
NIM	3.05%	2.92%	2.94%	2.79%
Efficiency	65%	62%	58%	54%

Criteria	2 - 3 Year Target
Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	15% annual compounded growth
Efficiency Ratio	In the 40's

Year	Guidance
2014 EPS	$1.53 or greater
2015 EPS	$1.95 - $2.00 or greater
January 5, 2015 Share Price	$18.86
December 31, 2014 Estimated Tangible Book Value	$16.24
Tangible Book Value/Share Price	1.2x
Share Price/low 2015 Guidance	9.6x

2015 EPS is estimated to be up approximately 30% from estimated 2014 EPS

Tangible BV per Share
Source:
We are Building Customers Bank, to Provide Superior Returns to
Investors.
Recent Performance Results
Financial Performance Targets
Earnings per Share Guidance
Source: Company documents.

Customers Bank
Risk Management

Strategy &
Risk Appetite
Organizational Structure,
Oversight and Governance
Risk Identification
and Assessment
Risk
Measurement
Risk Culture
Performance
Management &
Incentive
Compensation
Risk Reporting
& Communication
Risk Response,
Control &Monitoring
IT Infrastructure
ERM Integration
Risk Capacity
ERM Program Validation

Elements of an Effective Risk
Management Program

Customers Bank

Enterprise Risk Management

C	Capital Plan and Forecasts Capital Stress Testing Capital Committee & ALCO Oversight	
A	Loan Underwriting Standards Credit Approval & Monitoring Process Credit Concentration Plan Loan Migration Analysis	Loan-to-one-borrower Analysis
M	Management Succession Plan Compensation Plans Corporate Governance	Strategic Plan Cyber Security Enterprise Risk Management
E	Budget and Forecasting Business Plans Strategic Plan	Management Financial Reporting Financial Analysis
L	Funds Management Plan Wholesale Funding Contingency Funding Plan	Liquidity Stress Testing ALCO Oversight
S	Interest Rate Risk Policy Limits Interest Rate Risk Analysis ALCO Oversight	

+	IT Controls and Testing Plan New Product & New Initiatives Plans Technology Steering Committee New Product Committee	
+	Compliance Plan CRA Plan Fair & Responsible Banking Plans	Compliance Committee Oversight
+	Litigation Mitigation Plan	
+	Public Relations Plan Investor Relations Plan	
+	Internal Audit Reports Internal Controls and Procedures Enterprise Risk Management Reviews	Risk Committee, Audit Committee Oversight

ERM Framework at Customers Bancorp, Inc.
Well Defined ERM Plan - ERM Integration into CAMELS +++++

Elements of Risk Management
• Active Board & Senior Management oversight
 – Monthly Board, Risk, Audit, Compliance, Risk Management, ALCO, BUR meetings &
 special meetings when needed—to Identify, Measure, Monitor and Control All Risks
• Adequate and appropriate policies, procedures and limits
 – Reviewed at appropriate management committees, significant policies reviewed at
 Risk Management Committee, Risk Committee and Board
• Adequate and appropriate risk-measurement, risk monitoring and management information systems
 – Risk & Risk Management Committees - monthly scorecard and standard monthly reports
 – Quarterly Risk Assessment based on a CAMELS+ methodology and Fed’s stress tests scenarios
 – Management Reports and Board Reports - built a data warehouse and MIS system that is continuously upgraded
• Comprehensive and effective internal controls
 – Audit Committee, SOX Committee, COSO narratives & control matrices, Sox testing
 – Internal Audit performs audits based on a risk focused plan
 – Audit Committee reviews the internal audits and other control-review activities such as SOX

Credit Risk Management
Customers Bank manages “Credit Risk” through the following fundamental principles:
 ➢ Ongoing maintenance of a comprehensive Loan Policy, that is fully assessed annually
 ➢ Dual approval authority required on any relationship with > $5.0MM in aggregate exposure
 ➢ Intra-Function Meetings (i.e. “Line” and “Credit”) and the (CCO and CLO) are held on an ongoing basis to: 1) Ensure common goals/objectives exist; 2) Potential areas of conflict are pro-actively addressed; and 3) That all functionally areas with the organization share a common credit culture
 ➢ Proven and tested underwriting standards that are consistently applied across the entire organization regardless of geographic region, credit type, etc…
 ➢ Every loan is “Interest Rate Stress Tested” based on a 150 basis point and 300 basis point scale in order to fully assess the potential ramifications of an escalating rate environment
 ➢ Every CRE Loan is “CAP Rate Stress Tested” based on a 100 basis point and 200 basis point scale in order to fully assess potential ramifications of declining market values
 ➢ Reports are provided to each Commercial Business Line Leader and Relationship Manager
 denoting current and/or past due financial reporting requirements, covenant tests, annual reviews, etc…
 ➢ All relationship > $1.0MM are reviewed at least annually
 ➢ Loan Concentration Monitoring/Reporting to Total Risk Based Capital is performed monthly with special focus placed on areas of concentration > 75.0% of Total Risk Based Capital (i.e.
 Mortgage Warehouse and CRE)
 ➢ The Bank’s Chief Credit Officer reports to the Board Risk Committee
 ➢ Whitepapers are prepared, and updated on an ongoing basis, for any new lines of business
 ➢ Quarterly Watch List Meetings are held to discuss each and every credit assessed as
 “Criticized” or “Classified”

Customers Bancorp, Inc.

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.87%
2.34%
0.72%
2.99%
1.70%
0.60%
2.27%
1.43%
0.25%
2012
2013
Sep 2014
Industry
Peer
Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
0.63%
0.29%
0.69%
0.36%
0.24%
0.49%
0.16%
0.06%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

NPL
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.
Customers Credit Risk Management Results
Charge Offs
Customers non-performing loans at September 2014
excluding loans guaranteed by the FDIC were 0.18% of
total loans.
Charge-offs excluding FDIC guaranteed loans at
September 2014 were .02% of total loans.

CRA and Fair and Responsible Lending
➢ Customers’ spring 2013 CRA examination resulted in an overall “needs to improve” rating principally due to Federal Reserve referral to Department of
 Justice
➢ In August 2014 Department of Justice returned the referral to the Federal
 Reserve for their disposition
 – Customers took proactive steps to remediate potential issues identified by the Federal Reserve and management
➢ Customers’ fall CRA examination results are not final, but Customers’
 anticipates a “satisfactory” rating
➢ Customers has a robust compliance and fair and responsible banking group
➢ Customers notes significant improvement in key CRA elements
 –  Affordable mortgages increased from $4.3 million to $41.1 million
 – Community development loans excluding NY increased from $17 million to $133 million
 – NY Community Development loans increased from $46 million to $241 million
 – Opening of Philadelphia loan origination office in LMI minority geography
 – Launching of outreach programs to attract a diversity of customers

Customers Bank
Financial Performance Model For Creating
Shareholder Value

Creating Shareholder Value
Customers’ objective is to create value for our shareholders
 ▪ YTD through September 2014 Net Income up 26.8% and EPS up 12% over the same period last year
 ▪ Book value has increased 80% to $15.93 since July 2009, a CAGR of 15%
 ▪ Since going public in May 2013, the per share market value has increased from $15.08 (May
 16, 2013) to $19.46 (December 31, 2014), a 29% increase
 ▪ 2014 Shareholder value up 6 % over year end 2013
Our future shareholder value creation strategy optimizes book value and earnings
 ▪ Execute our Single Point of Contact model that combines excellent service delivered by very experienced bankers
 ▪ Build a high credit quality loan portfolio by marketing to high quality borrowers and charging them a little less interest rate
 ▪ Build a stable core deposit platform by paying a little more to attract DDA and other core depositors and then WOWing them with service
 ▪ Operate our businesses at a significantly lower cost with a “branch lite,” high touch strategy supported by high technology
 ▪ Use new technologies and products to both disrupt the market and improve our operating efficiencies
 ▪ Control our risks
 ▪ Resulting in sustainable above average ROE and growth rate in earnings in rising or stable interest rate environments

NPL
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.
Build a Strong Asset Quality Loan Portfolio
Charge Offs
Customers non-performing loans at September 2014
excluding loans guaranteed by the FDIC were 0.18% of
total loans.
Charge-offs excluding FDIC guaranteed loans at
September 2014 were .02% of total loans.

Customers Bancorp, Inc.

Loan Yield

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.41%
4.65%
5.07%
4.26%
4.80%
3.89%
2012
2013
YTD Sep 2014
Peer
Customers Bancorp, Inc.

Loan Product Mix as of September 2014

Consumer & Residential 8%
Commercial 92%

Accept a Little Less Yield from Strong Credit Quality Customers
Loan Product Mix, Duration and Collateral Influences Yield
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion.
Peer: 39%
Peer: 61%

Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
1.04%
0.44%
0.75%
0.37%
0.63%
2012
2013
YTD Sep 2014
Peer
Customers Bancorp, Inc.

Borrowings
30%
Deposits
70%

Deposit Rates
Pay a Little More for Core Deposits, Requiring DDA’s from
All Customers
Liability Mix and Duration Influences Interest Expense
Deposit and Borrowing Mix as of September 2014
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion.
Peer: 11%
Peer: 89%
•Borrowings principally fund our Mortgage
Warehouse business and assist in interest rate
risk management

Customers Bancorp, Inc.

2,500
2,000
1,500
1,000
500
-
$1,929
$300
$1,427
$1,265
$587
< 1 year
1 to 3 years
> 3 to 5 years
> 5 to 7 years
> 7 years

2,500
2,000
1,500
1,000
500
-
$2,011
$1,606
$317
$2,146
< 1 year
1 to 3 years
> 3 to 5 years
> 5 years

Interest Rate Risk - Balance Sheet Re-pricing
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion.
Deposit and Borrowing Maturities/Avg Lives ($mm)
Loan Maturity/Repricing ($mm)

Customers Bancorp, Inc.

4.00%
3.00%
2.00%
1.00%
0.00%
3.73%
3.21%
3.73%
3.14%
3.70%
2.88%
2012
2013
YTD Sep 2014
Peer
Customers Bancorp, Inc.

$750
$600
$450
$300
$150
$0
CAGR: 116%
$18
$72
$114
$220
$478
$697
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
Non Interest Bearing DDA

80%
60%
40%
20%
0%
72%
62%
56%
74%
62%
56%
72%
59%
53%
2012
2013
3Q 2014
Industry
Peer
Customers Bancorp, Inc.

$200
$150
$100
$50
$0
CAGR: 44%
$35
$97
$112
$129
$152
$201
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

NIM
Lower NIM from Superior Credit Quality Niches is Offset by
Operating Efficiencies
Efficiency Ratio
Deposits Per Branch
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.
Non-Interest DDA Growth

Customers Bancorp, Inc.

2.00%
1.00%
0.00%
1.71%
1.51%
1.03%
1.74%
1.51%
1.03%
1.71%
1.46%
0.85%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Staff Expense Ratio
Building Efficient Operations Will Achieve a 40’s Efficiency Ratio
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

Customers Bancorp, Inc.

0.60%
0.40%
0.20%
0.00%
0.41%
0.37%
0.29%
0.41%
0.38%
0.26%
0.38%
0.37%
0.21%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Building Efficient Operations Will Achieve a 40’s Efficiency Ratio
Occupancy Expense Ratio
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

Customers Bancorp, Inc.

1.50%
1.00%
0.50%
0.00%
1.14%
0.95%
0.91%
1.12%
0.97%
0.85%
1.08%
0.70%
0.56%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Building Efficient Operations Will Achieve a 40’s Efficiency Ratio
All-Other Expense Ratio
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

Customers Bancorp, Inc.

4.0%
2.0%
0.0%
3.27%
2.9%
2.23%
3.28%
2.9%
2.13%
3.15%
2.8%
1.80%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Building Efficient Operations Will Achieve a 40’s Efficiency Ratio
Total Costs as a % of Assets
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

$600
$400
$200
$-
$201
$232
$406
$198
$239
$331
$205
$246
$421
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Building Efficient Operations Will Achieve a 40’s Efficiency Ratio
Total Revenue per Employee ($000s)
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

$20.0
$10.0
$-
$4.9
$5.8
$12.9
$4.9
$6.1
$10.9
$5.2
$6.5
$16.3
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Building Efficient Operations Will Achieve a 40’s Efficiency Ratio
Assets per Employee ($mm)
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

Customers Bancorp, Inc.

CAGR: 98%
Peer CAGR: 11%
Industry CAGR: 2%
5,000
2,500
0
$180
$166
$342
$386
$192
$446
$794
$292
$362
$498
$163
$1,449
$319
$1,060
$763
$325
$745
$448
$2,159
$1,099
$538
$1,261
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
Consumer & Residential
Multi Family loans
Commercial C&I & Owner Occupied CRE
Non-Owner Occupied CRE
Warehouse loans

CAGR: 73%
Peer CAGR: 11%
Industry CAGR: 5%
$4,500
$3,000
$1,500
$0
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$771
$2,031
1,482
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
CD's
Money Market & Savings
DDA

140
120
100
80
60
40
20
0
$72
$20
$51
$103
$22
$74
$107
$16
$71
2012
2013
YTD Sep 2014
Non-interest Income
Net Interest Income
Operating Expenses

Loan Growth ($mm)
Operating Strategy has Resulted in Remarkable Loan, Deposit and
Profitability Growth
Income Growth ($mm)
Deposit Growth ($mm)
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.

Source:
Capital Strategy Enables the Organic Growth
Elements of Customers’ Capital Allocation & Management Strategy
▪Protection and growth of shareholder value
 – Disciplined capital raises
 – Strong earnings
▪Targeted capital levels sufficient to absorb unexpected losses but leverage enough to optimize shareholder investment:
 – Tangible common to tangible assets of 6.5% - 7.0%
 – CET1 RBC of 7.0% - 7.5%
 – Tier 1 leverage ratio of 7.0% - 7.5%
 – Tier 1 RBC of 8.5% - 9.0%
 – Total RBC of 10.5% - 11%
Source: Company documents.

2015 Guidance vs. 2014 Results
Business Driver	2015 Guidance vs. 2014 Guidance - EPS Up about 30%
Investments	Unchanged
Average Loans (including Loans Held for Sale and Loans Held for Investment)	Growth slowed to 10 - 15% over year end 2014
Deposits	Steady growth at 20 - 25% over year end 2014
Net Interest Income	Growth in the mid-20’s %, largely built on 2014 asset growth
Net Interest Margin	Largely flat with end of 2014 core (excluding pre-payment penalties) run rate
Net Charge-offs	Under 0.05%, with accelerated resolution of FDIC guaranteed loans a possible exception
Operating Expenses	Growth of 15 - 20% over 2014
Efficiency Ratio	Low - mid 50’s % for year, declining during the year
Source: Company documents.

Customers Bancorp, Inc.

CAGR: 15%
$16.00
$14.00
$12.00
$10.00
$8.00
$8.78
$11.38
$11.54
$13.09
$14.37
$15.79
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

	Q4 2013	Q1 2014	Q2 2014	Q3 2014
ROA	0.9%	0.8%	0.8%	0.8%
ROE	9.1%	8.4%	10.0%	11.0%
NIM	3.05%	2.92%	2.94%	2.79%
Efficiency	65%	62%	58%	54%

Criteria	2 - 3 Year Target
Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	15% annual compounded growth
Efficiency Ratio	In the 40's

Year	Guidance
2014 EPS	$1.53 or greater
2015 EPS	$1.95 - $2.00 or greater
January 5, 2015 Share Price	$18.86
December 31, 2014 Estimated Tangible Book Value	$16.24
Tangible Book Value/Share Price	1.2x
Share Price/low 2015 Guidance	9.6x

2015 EPS is estimated to be up approximately 30% from estimated 2014 EPS

Tangible BV per Share
Source:
Combined, We have Built Customers Bank, a Bank We Believe will
Provide Superior Returns to Investors.
Recent Performance Results
Financial Performance Targets
Earnings per Share Guidance
Source: Company documents.

Summary
▪ Strong high performing $6.5 billion bank with significant growth opportunities
▪ Very experienced management team delivers strong results
 ▪ Ranked #1 overall by Bank Director Magazine in the 2012 and 2013 Growth
 Leader Rankings
▪ “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies
▪ Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth
▪ Attractive risk-reward: growing several times faster than industry average but yet trading at a significant discount to peers
▪ Introducing the first mobile banking application for account opening in the U.S.
 and first full service consumer bank in the palm of your hand in the U.S.

Customers Bancorp, Inc.

Back
bankmobile
SIGN IN
ADD A NEW USER
to existing account

COMING THIS WINTER
LIVE FREE. BANK FREE.
NEVER PAY ANOTHER FEE

bankmobile
A REVOLUTIONARY
WAY TO BANK
LIVE FREE. BANK FREE.
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bankmobile
A Division Of Customers Bank

Startling Facts about Banks
▪ Banks each year charge $32 billion in overdraft fees - that’s allowing or creating over 1 billion overdrafts each year….Why??
▪ Payday lenders charge consumers another $7 billion in fees
▪ That’s more than 3x what America spends on Breast Cancer and
 Lung Cancer combined
▪ This is about 50% of all America spends on Food Stamps
▪ Some of banking industries most profitable consumer customers hate banks
▪ Another estimated 25% consumers are unbanked or under banked
This should not be happening in America
We hope to start, in a small way, a new revolution
 to profitably address this problem

bankmobile
A Division Of Customers Bank

Customers Bancorp, Inc.

▪ New no fee banking, 25 bps higher interest savings, line of credit, 55,000 ATM’s, Personal
 Banker and more, all in the palm of your hand
▪ Marketing Strategy
 ▪ Target technology dependent younger customers; including
 underserved/underbanked now and later larger depositors generally >50 years old segments
 ▪ Capitalize on retaining at least 25% of our ~ one million student customers over a 5 year period
 ▪ Reach markets also through Affinity Banking Groups
 ▪ Revenue generation from debit card interchange and margin from low cost core deposits
 ▪ Durbin Amendment a unique opportunity for Bank Mobile
▪ Total investment not to exceed about $5.0 million by end of 2015
▪ Expected to achieve above average, franchise value, ROA and ROE within 5 years
Creating a Virtual Bank for the Future

Customers Bancorp, Inc.

		Growth			Capitalization				Asset Quality		Market Trading		
Name	State	Assets ($MM)	LTM Growth	5 yr CAGR	TCE/TCA	Tier 1 Ratio	Leverage Ratio	Total Capital Ratio	NPA's/ Assets (1)	Reserves/ NPL's	Market Cap ($MM)	Price/ TBV (2)	Price/ 2015 EPS (2)
Community Bank System, Inc.	NY	$7,503	2.7%	6.9%	8.1%	14.1%	9.8%	15.3%	0.4%	183.1%	$1,367.4	1.92 x	13.4 x
Dime Community Bancshares, Inc.	NY	$4,384	9.2%	2.3%	9.3%	12.3%	9.3%	12.8%	0.5%	85.7%	$530.8	1.56 x	12.8 x
Eagle Bancorp, Inc.	MD	$4,169	19.0%	19.9%	9.9%	11.3%	10.7%	14.5%	1.1%	120.8%	$828.0	2.78 x	16.2 x
Flushing Financial Corporation	NY	$4,892	3.4%	3.2%	8.9%	14.5%	9.7%	15.4%	1.0%	63.0%	$541.6	2.28 x	14.9 x
Independent Bank Corp.	MA	$6,384	8.3%	7.6%	7.2%	10.8%	8.8%	12.5%	1.2%	83.3%	$854.1	1.94 x	13.4 x
Lakeland Bancorp, Inc.	NJ	$3,499	6.0%	4.8%	7.7%	11.8%	9.0%	13.0%	0.8%	113.0%	$370.0	1.83 x	13.1 x
NBT Bancorp Inc.	NY	$7,867	2.6%	7.5%	7.6%	12.0%	9.2%	13.3%	0.8%	114.7%	$984.3	1.71 x	14.6 x
OFG Bancorp	PR	$7,673	-8.6%	3.8%	8.7%	16.0%	10.5%	17.5%	5.8%	34.3%	$675.0	1.76 x	13.0 x
Oritani Financial Corp.	NJ	$3,217	13.9%	10.1%	16.2%	18.7%	14.4%	19.9%	0.7%	166.3%	$631.5	1.52 x	13.8 x
S&T Bancorp, Inc.	PA	$4,907	6.9%	3.1%	9.0%	12.4%	9.9%	14.3%	1.0%	93.2%	$699.0	1.47 x	14.0 x
Tompkins Financial Corporation	NY	$5,091	3.2%	10.5%	7.7%	13.1%	8.9%	13.9%	0.6%	110.6%	$650.8	2.48 x	14.2 x
TrustCo Bank Corp NY	NY	$4,582	2.8%	4.7%	8.5%	17.1%	8.8%	18.3%	1.2%	99.3%	$610.4	2.23 x	14.6 x
Washington Trust Bancorp, Inc.	RI	$3,416	9.1%	3.4%	8.5%	12.2%	9.4%	13.3%	0.9%	95.4%	$551.6	1.67 x	11.1 x
WSFS Financial Corporation	DE	$4,783	7.7%	6.0%	8.9%	13.7%	11.0%	14.7%	1.0%	96.3%	$672.8	1.34 x	17.2 x
Median		$4,837	6.50%	5.4%	8.6%	12.7%	9.5%	14.4%	0.9%	97.8%	$661.8	1.76 x	13.8 x
Customers Bancorp, Inc.	PA	$6,532	66.4%	87.7%	6.5%	8.4%	7.1%	11.2%	0.3%	246.4%	$480.2	1.2 x	9.5 x
Aspirational Banks													
Signature Bank	NY	$25,950	23.5%	24.7%	9.3%	15.5%	9.5%	16.5%	0.2%	276.9%	$5,759.5	3.21 x	18.8 x
Texas Capital Bancshares, Inc.	TX	$14,267	32.1%	21.8%	7.9%	8.8%	10.2%	11.3%	0.3%	243.3%	$2,490.6	2.18 x	15.7 x

Regional Bank Comparison
High Performance Regional Banks
Source: SNL Financial, Company documents. Market data as of 9/30/2014. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion and most recent quarter core ROAA greater than 90 bps. Excludes merger targets and MHCs.
(1)Customers Bancorp NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.
(2)Customers Bancorp Price/TBV and Price/2015 EPS based on share price as of Dec 9, 2014.

Contacts
Company:
Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com
Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com
Investor Relations:
Ted Haberfield
President, MZ North America
Tel: 760-755-2716
thaberfield@mzgroup.us
www.mzgroup.us

Appendix

Customers Bancorp, Inc.

CONSOLIDATED BALANCE SHEET - UNAUDITED

(Dollars in thousands)

	September 30, 2014	December 31, 2013	September 30, 2013
ASSETS			
Cash and due from banks	$ 89,728	$ 60,709	$ 88,539
Interest-earning deposits	241,578	172,359	167,114
Cash and cash equivalents	331,306	233,068	255,653
Investment securities available for sale, at fair value	409,303	497,573	497,566
Loans held for sale	1,395,720	747,593	917,939
Loans receivable not covered under Loss Sharing Agreements with the FDIC	4,065,672	2,398,353	2,018,532
Loans receivable covered under Loss Sharing Agreements with the FDIC	44,463	66,725	81,255
Allowance for loan losses	(31,083)	(23,998)	(26,800)
Total loans receivable, net of allowance for loan losses	4,079,052	2,441,080	2,072,987
FHLB, Federal Reserve Bank, and other restricted stock	85,732	43,514	19,113
Accrued interest receivable	13,744	8,362	7,866
FDIC loss sharing receivable	5,995	10,046	11,038
Bank premises and equipment, net	11,147	11,625	11,055
Bank-owned life insurance	137,575	104,433	85,991
Other real estate owned	17,755	12,265	13,601
Goodwill and other intangibles	3,667	3,676	3,680
Other assets	41,439	39,938	28,623
Total assets	$ 6,532,435	$ 4,153,173	$ 3,925,112
LIABILITIES AND SHAREHOLDERS' EQUITY			
Demand, non-interest bearing	$ 697,415	$ 478,103	$ 671,218
Interest-bearing deposits	3,586,725	2,481,819	2,572,102
Total deposits	4,284,140	2,959,922	3,243,320
Federal funds purchased	-	13,000	-
FHLB advances	1,594,500	706,500	172,000
Other borrowings	88,250	63,250	63,250
Subordinated debt	112,000	2,000	2,000
Accrued interest payable and other liabilities	27,746	21,878	55,657
Total liabilities	6,106,636	3,766,550	3,536,227
Common stock	27,267	24,756	24,742
Additional paid in capital	354,561	307,231	306,183
Retained earnings	55,245	71,008	61,997
Accumulated other comprehensive loss	(3,020)	(8,118)	(3,537)
Treasury stock, at cost	(8,254)	(8,254)	(500)
Total shareholders' equity	425,799	386,623	388,885
Total liabilities & shareholders' equity	$ 6,532,435	$ 4,153,173	$ 3,925,112

Balance Sheet

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	Q3 2014	Q2 2014	Q3 2013
Interest income:			
Loans receivable, including fees	$ 39,640	$ 35,220	$ 22,485
Loans held for sale	8,503	6,715	9,495
Investment securities	2,361	2,543	1,423
Other	794	614	342
Total interest income	51,298	45,092	33,745
Interest expense:			
Deposits	6,179	5,727	5,470
Other borrowings	1,494	1,184	789
FHLB Advances	1,711	1,141	272
Subordinated debt	1,700	110	16
Total interest expense	11,084	8,162	6,547
Net interest income	40,214	36,930	27,198
Provision for loan losses	5,035	2,886	750
Net interest income after provision for loan losses	35,179	34,044	26,448
Non-interest income:			
Mortgage warehouse transactional fees	2,154	2,215	3,090
Mortgage loan and banking income	212	1,554	50
Bank-owned life insurance income	976	836	615
Gain/(loss) on sale of loans	695	572	(6)
Gain on sale of investment securities	-	359	-
Deposit fees	192	212	198
Other	873	1,163	714
Total non-interest income	5,102	6,911	4,661
Non-interest expense:			
Salaries and employee benefits	12,070	11,591	8,963
FDIC assessments, taxes, and regulatory fees	3,320	3,078	1,105
Occupancy	2,931	2,595	2,289
Professional services	1,671	1,881	1,191
Technology, communication and bank operations	1,485	1,621	1,121
Other real estate owned expense	603	890	401
Loan workout	388	477	928
Advertising and promotion	261	428	450
Other	1,950	2,644	1,899
Total non-interest expense	24,679	25,205	18,347
Income before tax expense	15,602	15,750	12,762
Income tax expense	3,940	5,517	4,494
Net income	$ 11,662	$ 10,233	$ 8,268
Basic earnings per share (1)	$ 0.44	$ 0.38	$ 0.30
Diluted earnings per share (1)	0.42	0.37	0.30

(1) Earnings per share amounts have been adjusted to give effect to the 10% common stock dividend declared on May 15, 2014 and issued on June 30, 2014.

Income Statement

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	September 30, 2014	September 30, 2013
Interest income:		
Loans receivable, including fees	$ 103,216	$ 57,780
Loans held for sale	20,301	31,536
Investment securities	7,944	3,334
Other	1,805	789
Total interest income	133,266	93,439
Interest expense:		
Deposits	17,321	15,742
Other borrowings	3,834	868
FHLB Advances	3,348	840
Subordinated debt	1,826	49
Total interest expense	26,329	17,499
Net interest income	106,937	75,940
Provision for loan losses	12,288	2,748
Net interest income after provision for loan losses	94,649	73,192
Non-interest income:		
Mortgage warehouse transactional fees	6,128	10,626
Mortgage loan and banking income	2,175	50
Bank-owned life insurance income	2,646	1,658
Gain on sale of loans	1,266	402
Gain on sale of investment securities	3,191	-
Deposit fees	618	487
Other	3,298	1,784
Total non-interest income	19,322	15,007
Non-interest expense:		
Salaries and employee benefits	33,012	24,868
FDIC assessments, taxes, and regulatory fees	8,529	3,510
Occupancy	8,162	6,309
Professional services	5,834	3,149
Technology, communication and bank operations	4,666	3,023
Other real estate owned expense	1,845	962
Loan workout	1,306	1,674
Advertising and promotion	1,104	973
Loss contingency	-	2,000
Other	6,592	5,254
Total non-interest expense	71,050	51,722
Income before tax expense	42,921	36,477
Income tax expense	12,885	12,794
Net income	$ 30,036	$ 23,683
Basic earnings per share (1)	$ 1.12	1.00
Diluted earnings per share (1)	1.08	0.98

(1) Earnings per share amounts have been adjusted to give effect to the 10% common stock dividend declared on May 15, 2014 and issued on June 30, 2014.

Income Statement

Customers Bancorp, Inc.

Average Balance Sheet / Net Interest Margin (Unaudited)

(Dollars in thousands)

	Three Months Ended September 30,					
	2014			2013		
		Average Balance	Average yield or cost (%)		Average Balance	Average yield or cost (%)
Assets						
Interest earning deposits	$	244,013	0.25%	$	230,992	0.26%
Investment securities		421,213	2.24%		235,927	2.41%
Loans held for sale		1,014,068	3.33%		985,050	3.82%
Loans held for investment		3,977,407	3.96%		1,999,846	4.48%
Other interest-earning assets		83,313	3.05%		22,805	3.37%
Total interest earning assets		5,740,014	3.55%		3,474,620	3.86%
Non-interest earning assets		238,223			158,661	
Total assets	$	5,978,237		$	3,633,281	
Liabilities						
Total interest bearing deposits (1)		3,268,502	0.75%		2,561,855	0.85%
Borrowings		1,674,576	1.17%		244,149	1.76%
Total interest bearing liabilities		4,943,078	0.89%		2,806,004	0.93%
Non-interest bearing deposits (1)		596,497			439,276	
Total deposits & borrowings		5,539,575	0.79%		3,245,280	0.80%
Other non-interest bearing liabilities		16,596			4,993	
Total liabilities		5,556,171			3,250,273	
Shareholders' equity		422,066			383,008	
Total liabilities and shareholders' equity	$	5,978,237		$	3,633,281	
Net interest margin			2.78%			3.11%
Net interest margin tax equivalent			2.79%			3.11%

(1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.63% and 0.72% for the three months ended September 30, 2014 and 2013, respectively.

Net Interest Margin

Customers Bancorp, Inc.

Average Balance Sheet / Net Interest Margin (Unaudited)

(Dollars in thousands)

	Nine Months Ended September 30,			
	2014		2013	
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets				
Interest earning deposits	$ 214,215	0.25%	$ 194,903	0.25%
Investment securities	461,708	2.29%	187,178	2.37%
Loans held for sale	787,509	3.45%	1,088,641	3.87%
Loans held for investment	3,458,930	4.00%	1,702,921	4.55%
Other interest-earning assets	61,961	3.03%	27,216	2.06%
Total interest earning assets	4,984,323	3.57%	3,200,859	3.90%
Non-interest earning assets	220,389		126,332	
Total assets	$ 5,204,712		$ 3,327,191	
Liabilities				
Total interest bearing deposits (1)	3,028,465	0.76%	2,408,030	0.87%
Borrowings	1,136,675	1.06%	258,021	0.91%
Total interest bearing liabilities	4,165,140	0.84%	2,666,051	0.88%
Non-interest bearing deposits (1)	615,956		321,935	
Total deposits & borrowings	4,781,096	0.74%	2,987,986	0.78%
Other non-interest bearing liabilities	14,963		10,898	
Total liabilities	4,796,059		2,998,884	
Shareholders' equity	408,653		328,306	
Total liabilities and shareholders' equity	$ 5,204,712		$ 3,327,190	
Net interest margin		2.87%		3.17%
Net interest margin tax equivalent		2.88%		3.18%

(1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.64% and 0.77% for the nine months ended September 30, 2014 and 2013, respectively.

Net Interest Margin

Customers Bancorp, Inc.

Asset Quality as of September 30, 2014 (Unaudited)

(Dollars in thousands)

Loan Type	Total Loans	Non Accrual /NPL's	Other Real Estate Owned	Non Performing Assets (NPA's)	Allowance for loan losses	Cash Reserve	Total Credit Reserves	NPL's/ Total Loans	Total Reserves to Total NPL's
Pre September 2009 Originated Loans									
Legacy	$ 57,615	$ 5,178	$ 6,464	$ 11,642	$ 2,898	$ -	$ 2,898	8.99%	55.97%
Troubled debt restructurings (TDR's)	1,661	657	-	657	85	-	85	39.55%	12.94%
Total Pre September 2009 Originated Loans	**59,276**	**5,835**	**6,464**	**12,299**	**2,983**	**-**	**2,983**	**9.84%**	**51.12%**
Originated Loans (Post 2009)									
Warehouse	34,533	-	-	-	259	-	259	0.00%	0.00%
Manufactured Housing	4,382	61	-	61	88	-	88	1.39%	144.82%
Commercial	1,401,490	1,664	335	1,999	10,261	-	10,261	0.12%	616.65%
MultiFamily	1,993,431	-	-	-	7,974	-	7,974	0.00%	0.00%
Consumer/ Mortgage	157,674	151	-	151	675	-	675	0.10%	446.05%
TDR's	557	-	-	-	-	-	-	0.00%	0.00%
Total Originated Loans	**3,592,067**	**1,876**	**335**	**2,211**	**19,257**	**-**	**19,257**	**0.05%**	**1026.44%**
Acquired Loans									
Berkshire	9,250	1,350	425	1,775	342	-	342	14.59%	25.33%
Total FDIC (covered and non covered)	31,421	4,061	10,208	14,269	528	-	528	12.92%	13.00%
Manufactured Housing	118,733	-	323	323	-	3,308	3,308	0.00%	0.00%
Flagstar (Commercial)	126,742	-	-	-	-	-	-	0.00%	0.00%
Flagstar (Residential)	109,294	-	-	-	-	-	-	0.00%	0.00%
TDR's	3,258	833	-	833	145	-	145	25.57%	17.41%
Total Acquired Loans	**398,698**	**6,244**	**10,956**	**17,200**	**1,015**	**3,308**	**4,323**	**1.57%**	**69.24%**
Acquired Purchased Credit Impaired Loans									
Berkshire	43,550	-	-	-	5,416	-	5,416	0.00%	0.00%
Total FDIC - Covered	12,545	-	-	-	2,179	-	2,179	0.00%	0.00%
Manufactured Housing 2011	4,248	-	-	-	233	-	233	0.00%	0.00%
Total Acquired Purchased Credit Impaired Loans	***60,343***	**-**	**-**	**-**	**7,828**	**-**	**7,828**	**0.00%**	**0.00%**
Unamortized fees/discounts	(249)							0.00%	0.00%
Total Loans Held for Investment	**4,110,135**	**13,955**	**17,755**	**31,710**	**31,083**	**3,308**	**34,391**	**0.34%**	**246.44%**
Total Loans Held for Sale	1,395,720	-	-	-	-	-	-	0.00%	0.00%
Total Portfolio	**$ 5,505,855**	**$ 13,955**	**$ 17,755**	**$ 31,710**	**$ 31,083**	**$ 3,308**	**$ 34,391**	**0.25%**	**246.44%**

Asset Quality

>> >> >>
WHY BANKMOBILE?
JANUARY 7, 2015
WARREN TAYLOR
PRESIDENT - BANKMOBILE

>>
AGENDA
1. Retail Branch Banking - A Broken
 Model?
 1. BRANCH OVERHEAD IMPLICATIONS
 2. BRANCH EFFICIENCY
2. Our Solution - BankMobile
.

>>
A NEW BRANCH MODEL
• Overhead + COD - Fees = All-In Cost
• $1 million OH / $55.7 M deposits* = 1.79%
• $1 million OH / $170 M deposits = 0.59%
• OD fees in 2013 were $32 billion
 – A $35 FEE ON A $100 OVERDRAFT FOR 1 WEEK = 1820% APR
 – WILL THE CFPB ALLOW THIS “USURY” TO CONTINUE?
* The 2014 Cornerstone Performance Report
ALL-IN COST MODEL

>>
IS THE BRANCH DEAD?
• # of branches in 1970 = 45,337*
• # of branches in 2014 = 94,725*
• Peak in 2009 # of branches = 99,550*
• Consumers preferred delivery channel:**
 1. INTERNET BANKING 31%
 2. BRANCH BANKING 21%
 3. ATMS                                           14%
 4. MOBILE BANKING 10%
* Richard Brown, Chief Economist, FDIC
** American Bankers Assoc. report 2014
.

Average transaction cost doubles while monthly branch volume is halved.
Average monthly transactions per branch
12,000
10,000
8,000
6,000
4,000
2,000
0
1992
1996
2002
2007
2013
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Average cost per teller transaction
Source: FMSI © May 2013 The Financial Brand

bankmobile

>>
OVERHEAD COSTS

>>
EFFICIENCY*
• Deposits open/close ratio = 1.07
• Total retail checking accounts per branch = 1,488
• Monthly new checking accounts opened per branch =
 17
• Deposit accounts serviced per platform FTE = 2,627
 – ACTIVE INTERNET BANKING USERS PER INTERNET BANKING
 FTE = 15,235
• The old retail branch model is broken!
* The 2014 Cornerstone Performance Report
.

Mobile users are looking for checking, savings accounts and credit cards

93%
90%
48%
56%
15%
20%
13%
22%
Checking and savings accounts
Credit cards
Mortgages and loans
Investment products
Smartphone users
Tablet users
Source: xAd/Telemetrics © Sept 2013 The Financial Brand

bankmobile

>>
MAIN PRODUCTS

Percentage of Facebook comments that are negative on bank and CU pages
20%
15%
10%
5%
Less than $100M
$100M to $500M
$500M to $1B
$1B or more
Top 10 Banks
Financial Institution Size
Based on FDIC and NCUA data (September 2013)
Social Assurance
Source: Social Assurance © November 2013 The Financial Brand

bankmobile

>>
CUSTOMER SERVICE

What are consumers' most important online/mobile banking activities?
Check balances 37%
Deposit funds 21%
Transfer funds 17%
Pay bills 15%
8% Open accounts
2% Research

Source: Maxymiser © October 2013 The Financial Brand

bankmobile

>>
MOBILE BANKING BASICS
.

What factors do consumers say are most likely to cause them to switch?
Lack of up-to-date online features
6%
Uncompetitive interest rates
11%
Closure of a convenient branch
14%
A bad customer experience
21%
48%
New or raised fee
Source: BankingRates.com © January 2014 The Financial Brand

bankmobile

>>
CUSTOMER HOT POINTS

>>
FINANCIALS
• Revenue
 – INTERCHANGE INCOME
 – INTEREST ON LOANS (MINUS RESERVES)
• Expenses
 – PHOTO ACCOUNT OPENING
 – SECURITY DATABASES
 – PHOTO BILL PAY
 – PHOTO CHECK DEPOSIT
 – PLASTICS
 – ATM NETWORK
 – FRAUD LOSSES
 – MARKETING
 – APP DESIGN / MAINTENANCE
 – SALARIES / OPS
 – VENDOR COSTS
• $5 million allotted to BankMobile
• Profitability in 2-3 years
      .

BankMobile is a digital bank designed to give you an effortless full branch experience in the palm of your hand - the ultimate in convenience.

HELLO
WE'RE A NEW BANK

bankmobile

>>
BANKMOBILE OVERVIEW
.
We are creating a banking revolution - on a path to becoming a disruptive player.
Why BankMobile?
1.Leverage our Higher One relationship
2.Improve efficiency, growth and profitability
3.Create a customer base for our future
Bankmobile Pillars
 • NO Fees; Guaranteed ¼% Higher Rates
 • Effortless banking offering 55,000 free ATMs
 combined with exceptional customer service
 • Financial literacy / empowerment / advisor
BankMobile
Warren Taylor

>> >> >>
A REVOLUTIONARY BANK
JANUARY 7, 2015
LUVLEEN SIDHU
CHIEF STRATEGY & MARKETING OFFICER

>>
THE TIME FOR DISRUPTION IS NOW
Mobile banking increased 40 percent in 2013, Bankrate
says — that’s 40,000 new customers a day.
Handling a transaction at a branch can cost 50 times
the same transaction on a mobile phone, or 20 times its
cost on an online platform
This year, for the first time, U.S. customers interacted
with their banks more through mobile devices than any
other means…Mobile interactions are now 35% of the
total, more than any other type, including traditional
online channels, automated-teller machines and branch
visits

Branching Out
Share of bank customers surveyed who would consider a bank with no branch locations.
Ages 18 to 34
39%
35 to 55
29%
55 and over
16%

accenture

Customer Behavior : Shift to Digital

1-2 Times per Year
5-10 Times per Year
3-5 Times per Month
7-10 Times per Month
20-30 Times per Month
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Times
Branch
Phone
ATM
Tablet
Mobile

BACKBASE

bankmobile

>>
THE TIME FOR DISRUPTION IS NOW

Bank of America

JPMorganChase

ING

ally

SIMPLE

GObank

Moven

bankmobile

>>
HOW ARE WE DIFFERENT
COMPETITIVE LANDSCAPE
TRADITIONAL BANKS
INTERNET BANKS
NEO BANKS
• Defensive: Mobile apps are not
 used to attract new customers;
 Only to respond to demand for
 mobile with a costly & large
 branch network still there
• Mobile banking is only an add on
 service adding costs
• Low rates & High fees
• Product offering/pricing the same
 whether you open an account in a
 branch or on mobile device
• Attract age 55+, higher balance,
 rate sensitive customer
• Not focused on creating simplistic
 mobile experience with innovative
 banking features
• Do not provide a full suite of
 banking products & services. Little
 cross-sell capabilities
• Revenue model built entirely
 around interchange fee from debit
 or prepaid cards
• Fees (although they say they
 have none)
• Minimal focus on personalization

FEES

FEE FREE BECAUSE WE'RE BRANCH FREE.

bankmobile

>>
WHO ARE WE?
A Revolutionary New Way to Bank
 – NO FEES
 – BRANCH IN THE PALM OF YOUR HAND - MOBILE 1ST STRATEGY
 – CHECKING, SAVINGS, LINE OF CREDIT, JOINT ACCOUNTS
 – HIGHER SAVINGS RATES THAN THE LARGEST 4 BANKS (AT
 LEAST 0.25% APY HIGHER RATE GUARANTEED)
 – 55,000 FEE FREE ATMS (3X MORE THAN BOFA)
 – PERSONAL BANKER
 – FINANCIAL EDUCATION
LIVE FREE. BANK FREE.

- Drivers license picture account opening

CALIFORNIA

- Artificial intelligence knowledge base

bankmobile

>>
APP FEATURES AT LAUNCH
• Photo bill pay
• P2P payments
• Remote check deposit
• Debit card on/off
• Account balance quick access
• 4 digit password
• ATM Locator
• Part of Apple Pay
PHASE 1

bankmobile
A REVOLUTIONARY
WAY TO BANK
LIVE FREE. BANK FREE.
SIGN UP

WELCOME
PROVIDE
EMAIL
Email address
Retype email
next

SELECT FROM THE
OPTIONS BELOW
1
SELECT TYPE
OF ACCOUNT
PRIMARY ACCOUNT HOLDER
Totally Free Checking Account *
High Yield Savings
Unsecured Line of Credit
Debit Card *
No Fee Overdraft Protection
* required to join
next

SELECT FROM THE
OPTIONS BELOW
1
ACCOUNT
OWNERSHIP
Would you like the account(s) to be
single or joint?
Currently joint accounts can only be
opened online through this selection. Any
additional joint accounts will require
contacting a customer service specialist.
back
next

CAPTURE YOUR
INFORMATION
2
ACCOUNT INFO.
PRIMARY ACCOUNT HOLDER
Snap a photo of Driver License or State ID
Identification Front
Back Barcode
No barcode on back?
If you do not have a Driver License or State
ID, click next to skip
back
next

bankmobile

>>
APP SCREENSHOTS
WELCOME SCREEN & ONBOARDING

Back
bankmobile
SIGN IN
ADD A NEW USER
to existing account

bankmobile
Log Out
PHOTO PAY
SNAP A PHOTO
PAY AGAIN
Scheduled
History
Payees
- Delete
No Data to Display

bankmobile
Log Out
PAY A FRIEND
SEND SOME $
Pending
History
Friends
- Delete
No Data to Display

bankmobile
Log Out
MY CARDS
Card Number (...7690)
bankmobile
Activation:
Card Number (...7715)
bankmobile

bankmobile
FAQs
Most requested info:
What is your routing/ABA number?
How can I sign up for direct deposit?
Do you have loans for motorcycles?
How can I check my account balance?
How do I check the status of a loan application?

bankmobile

>>
APP SCREENSHOTS
SOME FEATURES/FUNCTIONALITIES

COMING THIS WINTER
LIVE FREE. BANK FREE.
NEVER PAY ANOTHER FEE

ABOUT US
THE LOWDOWN
0
55k
0
Welcome to the
Banking Revolution

THE APP
PHOTO ENROLL

FINANCIAL EDUCATION
CALCULATED MONEY MOVES
BANKMOBILE UPDATES & NEWS
CAMPUS LIFE
RECENT POSTS
TOP TEN FRESHMAN MONEY MYTHS
WHAT TO LOOK FOR WHEN SHOPPING FOR A HIGH YIELD SAVINGS ACCOUNT
SHOW YOUR LOYALTY
THE BREAKDOWN ON YOUR CREDIT SCORE
HOW THIS MILLENNIAL IS LEADING THE MOBILE BANKING CHARGE

bankmobile

>>
WEBSITE
YOUNG, FUN FEEL!

- Crowdsourcing - a bank built for the people, by the people

BYOB
BUILD YOUR OWN BANK

bankmobile

>>
WHAT IS PHASE 1?
 – FOCUS GROUPS
 – SOCIAL MEDIA
 – EMAIL
 – CONTESTS
• Gradually grow customer base at first
 – ENSURE OPERATIONS, CALL CENTER, AND
 TECHNOLOGY ARE WELL INTEGRATED AND
 PREPARED FOR GROWTH
BUILDING A STRONG FOUNDATION

>>
MILLENNIAL STRATEGY
HIGHER ONE
Who are they?
Why are they
attractive?
How will we
do it?
▪ Ages 18-35; Largest generation at around 84 million
▪ Not just future customers, but influencers
▪ Millennials rank the four largest banks among the 10 least loved brands in
 America
▪ Tech savvy, tech dependent, largest group of mobile users
▪ 33% say they are switching banks in the next 90 days
▪ 40% of millennials would consider switching to a branchless bank
▪ Receiving the largest transfer of wealth in history from baby boomer parents
▪ 33% of millennials say main reason to switch banks is excessive fees
▪ Partnership with Higher One; access to ~250K graduates each year
▪ Create hype and engagement through multiple social media platforms
▪ Utilize college students as brand ambassadors
▪ Develop & distribute content on financial topics to build loyalty & trust
▪ Digital ad campaign

>>
WHAT DO MILLENNIALS WANT FROM THEIR BANK?
VIDEO

>>
AFFINITY STRATEGY
Objective
Partnership
Structure
Examples
▪ Create affinity relationships with not for profits as well as profit generating organizations
▪ Members, followers, or customers must feel passionate about the organizations we partner with
▪ Develop a win/win partnership - Enter into a marketing fee agreement
▪ Customers receive a branded banking experience
▪ We financially compensate the organization our customers are passionate about
▪ We receive loyal banking customers
▪ Credit card companies targeting affinity groups in the 80’s
▪ USAA & Veterans
▪ Bancorp Bank & T Mobile
▪ We plan to target alumni associations, foundations, charities, advocacy groups religious groups etc

>> >> >>
AFFINITY MARKETING
JONATHAN LEWIS
CHIEF DEVELOPMENT OFFICER

>>
AFFINITY MARKET
• Unions, Associations and Employees of
  Businesses with over 1000 employees
 – 17.7 MILLION MEMBERS OF UNIONS
 – 100 MILLION MEMBERS OF ASSOCIATIONS
 – 54 MILLION EMPLOYEES OF BUSINESSES WITH
 OVER 1000 EMPLOYEES
WHO ARE OUR CUSTOMERS?
HOW BIG IS THE MARKET?

>>
OUR PROGRESS
 September of 2014 we set out to contact and build
 relations with groups that met our Market Criteria:
• To date we have spoken with organizations having over 3
 million members.
• We have agreements from 7 organizations with over 400,000
 combined members, and are going to begin the on-boarding
 process during the next 12 months.
 Hired an experienced team in August
 We expect to add 2-4 more team members in 2015

>>
GOAL
 To Have 1% of All members of our
 Affinity groups use Bank Mobile as its
 Primary Bank in the first 12 months.
• Active Targeted Marketing
• Attending Meetings
• Education of Members
• Participation in Sponsored Events
• Provide financial benefit for the members
SUPPORT OUR MEMBERS,
CREATE VALUE

>>
MARKETING STRATEGY
CUSTOMER ACQUISITION
Channel	Strategy Detail
Email Campaign	Target 1M+ Higher One students through emails. Conduct “experiments” to determine most effective messaging/campaigns
Affinity Marketing	Reaching out to affinity groups, market to members using emails, direct mail and newsletters, attending conferences
Social Media	FB, Twitter, Instagram, Pinterest, Youtube, Vimeo, Vine presence
Blog	Create unique content on various financial topics
Gorilla Marketing	Street Teams, Bankmobile RV, Green range checking, videos, etc
PR	Target key blogs & publications
Crowdsourcing	Focus groups, social media engagement, email, contests
Digital Marketing	Entire website is optimized (SEO), paid search, social media advertising, remarketing (cookies)

BYOB
BUILD YOUR OWN BANK
BYE BYE BIG BANKS
bankmobile

bankmobile
FEES
FEE FREE BECAUSE WE'RE BRANCH FREE.
1. Sign up to be part of the banking revolution!
2. Be one of the first 5000 people to open an account beginning 1/14/15
3. $25 will be deposited into your Bankmobile account*.
As a graduating Higher One and Customers Bank customer, you have an exclusive opportunity to join a new bank, Bankmobile! Sign up here to be notified of our launch in January and be one of our first customers. Take your first step towards financial freedom with NO FEE banking!
A REVOLUTIONARY WAY TO BANK
NO FEES!
55,000 FREE ATMs
PERSONAL BANKER
CHECKING ACCOUNTS, SAVINGS ACCOUNTS, JOINT ACCOUNTS, AND LINES OF CREDIT
bankmobile
SIGN UP FOR BETA LAUNCH

Mobile Marketing & Technology

"BankMobile Targets Underserved Millennials"

Finextra

"Money20/20: BankMobile asks millennials to help build a bank for young people"

bank innovation

"BankMobile to Crowdsource Ideas for Its Mobile App"

UPSTART business journal

"How this millennial is leading the mobile banking charge"

bankmobile

>>
EXAMPLES OF MARKETING
EMAIL CAMPAIGNS AND PR
BankMobile in the News

Conversation Volume

1,400
1,120
840
560
280
0
Number Of Hits/Day
07 Dec
08 Dec
09 Dec
10 Dec
11 Dec
12 Dec
13 Dec
14 Dec
15 Dec
16 Dec
17 Dec
18 Dec
19 Dec
20 Dec
21 Dec
22 Dec
23 Dec
24 Dec
25 Dec
26 Dec
27 Dec
28 Dec
29 Dec
30 Dec
31 Dec
01 Jan
02 Jan
03 Jan
04 Jan
05 Jan
06 Jan
Total count by day
Moving average

bankmobile

>>
SOCIAL MEDIA @BANKMOBILE
MILLENNIALS & SOCIAL MEDIA
• 56% more likely to find brand content on social networks than on search engines or other online news feeds
• 91% would consider a product if a friend recommended it to them
• 60% of Millennials are engaged in rating products and services
• Millennials are 2.5x more likely than Boomers to share a social-media link that references a brand
Millennials are fed up with traditional banks & use social media to find solutions
BankMobile’s Social Media Goals
•Build brand awareness & trust
•Increase consideration
•Drive traffic to website, app and blog
•Build following on social media & blog
•Increase brand loyalty and advocacy
•Amplify media coverage & word of mouth referrals

FIVE NEW YEAR "MUSTS" FOR THE FINANCIALLY FIT COLLEGE STUDENT

CARS: BUYING VS. LEASING

IT'S TIME FOR A REVOLUTION

Posted on: 12-11-14, 12:06 pm

WATCH OUT FOR THESE SEVEN SNEAKY BANK FEES

bankmobile

>>
BANKMOBILE’S BLOG
FINANCIAL EDUCATION, NEWS & UPDATES
Purpose: To educate and inform prospects and customers while increasing awareness, consideration, loyalty and advocacy
Blog Pillars & Topics
•Research conducted to identify financial problems during target market’s life stages
•Topics showcase brand pillars and mission with transparency & authenticity
•Content developed to address needs of Millennial consumer in a relevant way

5.0 ★ 5.0 of 5 stars
7 reviews

Daniel Endara @danielendara · Dec 22
@BankMobile interesting. How about incoming international wire transfers? Any fee for that?

Jim Marous @JimMarous · Nov 4
Can Jay Sidhu & @BankMobile succeed where others failed? Joined beta to see if value is enough to achieve scale.
#money2020

Neira Jones @neirajones · Nov 4
#Money2020: US Digital-only @Bankmobile Prepares For Beta Launch With 5000 Customers To Build A Bank For Young People finextra.com/news/fullstory
...

VK @App_Marketer · Dec 24
Wow! Banking with ease and no fees! Great concept @BankMobile!
#mobilebanking.

Waveski @Tanakasamuel · Dec 29
BankMobile | BankMobile

Awesome site and Awesome Idea bankmobile.com

1 2

BankMobile
@BankMobile

@Tanakasamuel Thank you! ^Dawn

bankmobile

>>
SOCIAL MEDIA @BANKMOBILE
SOCIAL MEDIA STRATEGY
• Provide Superior Customer Service
 • Answer questions quickly using our FAQ
 database, video tutorials & blog
• Listen & Engage to Build Community
 • Find & engage those looking for a new bank
 • Amplify engagement from press and users
 • Create contests, campaigns & incentives
• Create and Publish Shareable Content
 • Publish 2-3 blog posts per week
 • Participate in Twitter chats to extend reach
 • Post mix of helpful/informative posts
 frequently
• Advertise Efficiently to Target Market
 • Advertise to Higher One database on
 Facebook & Twitter with custom audiences
 • Pixel website visitors to remarket to online
 • Advertise to target market to download app

ryanshanks @ryanshanks · Nov 5
@BankMobile would like to do beta with you?
1

BetaList @BetaList · Dec 21
BankMobile: Bank with ease and pay no fees btl.st/1xAsl2Q

BYOB
BUILD YOUR OWN BANK

603 26 View more photos and videos

Tomas Laurinavicius @tomaslau · Jan 2
@BankMobile exciting idea! Are you launching just in US?

Ahmad Ktaech @ahmadktaech · Dec 21
Most inspirational pre-breakfast disruptive idea? @BankMobile

Sarah Maier Very interested. How would I get started?
Unlike · Reply · 1 · November 13, 2014 at 12:42pm

bankmobile

>>
SOCIAL MEDIA @BANKMOBILE
PRE-LAUNCH EARNED MEDIA METRICS
Press Reach
•1.25 billion impressions from digital media
•2.54 billion potential impressions from digital
media
Website & Blog (Launched 12/18/14)
•10,012 pageviews on website
•534 visits to blog
Social Media (Launched on 10/28/14)
•200 Facebook fans, 12,844 impressions
•180 Twitter followers
•236 views of pins on Pinterest
•116 visits to website from social media
•Of those visits, 4% signed up for email

>>
PHASE 2 INNOVATIONS
SECOND HALF OF 2015 OR BEFORE
FEATURES
SERVICES
(NEXT 60-90 DAYS)
• Text Chat
• PFM (transaction categorization,
 account aggregation, budgeting,
 goals)
• Utilize data analytics for more
 personalized banking experience
• Ability to search for and purchase
 cars in your area. We provide a pre
 approved auto loan
• Becoming a marketplace where
 customers can purchase goods. We
 provide financing and insurance
• Biometric authentication
• Auto loans
• Credit cards
• Mortgages
• CDs
• Customers who enroll in direct
 deposit will become VIP customers
• VIP customers will have free access
 to a financial advisor
• VIP customers will also have access
 to fee free ATMs nationwide
PRODUCTS

>>
SECURITY RISK MITIGANTS
• Retained security experts to provide advice and
 implement multi layer security
• Experience in security due to HO relationship (1M+
 students using HO mobile banking with no security
 breaches)
• Educating the customer
WE TAKE SECURITY VERY SERIOUSLY

>>
5 YEAR GOALS
Over a 1 year period, acquire ~25,000 customers
Over a 5 year period, acquire ~250,000
customers
Make 20% plus ROE

>>
ANY QUESTIONS?